UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2011

AMERCO
(Exact name of registrant as specified in its charter)

Nevada	1-11255	88-0106815
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1325 Airmotive Way, Ste. 100
Reno, Nevada 89502-3239
(Address of principal executive offices including zip code)

(775) 688-6300
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                  Other Events

This report on Form 8-K makes available information regarding the computation of the ratio of earnings to fixed charges for AMERCO and its subsidiaries for the nine-month periods ended December 31, 2010 and December 31, 2009, and the years ended March 31, 2010, 2009, 2008, 2007 and 2006.  The information contained in Exhibit 12.1 to this report on Form 8-K is incorporated herein by reference.

Item 9.01                  Financial Statements and Exhibits

Exhibit No.	Description
12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2011	AMERCO By: /s/ Jason A. Berg Jason A. Berg Principal Financial Officer and Chief Accounting Officer